Exhibit 32.1

      Certification Of Chief Executive Officer And Chief Financial Officer
               pursuant to 18 U.S.C. ss. 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


I, Philip F. Otto, Chief Executive Officer of Optical Communication Products, Inc. (the "Company"), certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the quarterly report of the Company on Form 10-Q for the six months ended March 31, 2007, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Philip F. Otto
-------------------------------------------------
Philip F. Otto
Chief Executive Officer and President
(Principal Executive Officer)
 May 15, 2007




I, Frederic T. Boyer, Chief Financial Officer of Optical Communication Products, Inc. (the "Company"), certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the quarterly report of the Company on Form 10-Q for the six months ended March 31, 2007, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


/s/ Frederic T. Boyer
-------------------------------------------------
Frederic T. Boyer
Chief Financial Officer
(Principal Financial Officer)
May 15, 2007